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                                 Exhibit 10.11
            BioLynx.Com, Inc. 1999 Stock Incentive Compensation Plan
                               Dated May 7, 1999
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                                                                   Exhibit 10.11
                               BIOLYNX.COM, INC.
                     1999 STOCK INCENTIVE COMPENSATION PLAN

                                   SECTION 1
                                    Purpose

  The purpose of the BioLynx.Com, Inc. 1999 Stock Incentive Compensation Plan (the "Plan") is to enhance the long-term shareholder value of BioLynx.Com, Inc., a Texas corporation (the "Company"), by offering opportunities to employees, directors, officers, consultants, agents, advisers and independent contractors of the Company and its Subsidiaries (as defined in Section 2 hereof) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                                   SECTION 2
                                  Definitions

  For purposes of the Plan, the following terms shall be defined as set forth below:

  2.1.    "Award" means an award or grant made pursuant to the Plan, including,
           -----
without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

  2.2.    "Board" means the Board of Directors of the Company.
           -----

  2.3.    "Cause" means dishonesty, fraud, misconduct, unauthorized use or
           -----
disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

  2.4.    "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

  2.5.    "Common Stock" means the common stock of the Company, par value $0.001
           ------------
per share.

  2.6.    "Corporate Transaction" means any of the following events:
           ---------------------

          (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation own less than a majority of the outstanding voting securities of the surviving corporation;

          (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the team, "subsidiary corporation" is defined in Section 8.3 hereof) of the Company;

          (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

  Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

  2.7.    "Disability" means disability as that term is defined for purposes of
           ----------
Section 22(e)(3) of the Code.

                                       1
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  2.8.    "Early Retirement" means early retirement as that term is defined by
           ----------------
the Plan Administrator from time to time for purposes of the Plan.

  2.9.    "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

  2.10.   "Fair Market Value" shall be as established in good faith by the Plan
           -----------------
Administrator or (a) if the Common Stock is listed on an exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day or (b) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

  2.11.   "Good Reason" means the occurrence of any of the following events or
           -----------
conditions and the failure of the Successor Corporation to cure such event or condition within 30 days after receipt of written notice by the Holder:

     (a) A change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his death, or by the Holder other than for Good Reason as defined in this
Section 2.11 hereof;

     (b)  A reduction in the Holder's annual base salary;

     (c) The Successor Corporation's requiring the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his place of employment prior to a Corporate Transaction, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

     (d) The Successor Corporation's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction;

     (e) Any material breach by the Successor Corporation of its obligations to the Holder under the Plan or any substantially equivalent plan of the Successor Corporation; or

     (f) Any purported termination of the Holder's employment or services for Cause by the Successor Corporation that does not comply with the terms of the Plan or any substantially equivalent plan of the Successor Corporation.

  2.12.   "Grant Date" means the date the Plan Administrator adopted the
           ----------
granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

  2.13.   "Holder" means (a) the person to whom an Award is granted; (b) for a
           ------
Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10 hereof; or (c) person(s) to whom an Award has been transferred in accordance with Section 10 hereof.

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  2.14.   "Incentive Stock Option" means an Option to purchase Common Stock
           ----------------------
granted under Section 7 hereof with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

  2.15.   "Nonqualified Stock Option" means an Option to purchase Common Stock
           -------------------------
granted under Section 7 hereof other than an Incentive Stock Option.

  2.16.   "Option" means the right to purchase Common Stock granted under
           ------
Section 7 hereof.

  2.17.   "Plan Administrator" means the Board or any committee of the Board
           ------------------
designated to administer the Plan under Section 3.1 hereof.

  2.18.   "Restricted Stock" means shares of Common Stock granted under Section
           ----------------
9 hereof, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

  2.19.   "Retirement" means retirement as of the individual's normal retirement
           ----------
date as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

  2.20.   "Securities Act" means the Securities Act of 1933, as amended.
           --------------

  2.21.   "Stock Award" means an Award granted under Section 9 hereof.
           -----------

  2.22.   "Subsidiary" except as provided in Section 8.3 hereof in connection
           ----------
with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

  2.23.   "Successor Corporation" has the meaning set forth in Section 11.2
           ---------------------
hereof.

                                   SECTION 3
                                 Administration

  3.1.    Plan Administrator.  The Plan shall be administered by the Board or a
          ------------------
committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize a senior executive officer of the Company to grant Awards, within limits specifically prescribed by the Board.

  3.2.    Administration and Interpretation by the Plan Administrator.  Except
          -----------------------------------------------------------
for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

                                       3
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                                   SECTION 4
                           Stock Subject to the Plan

  4.1.    Authorized Number of Shares.  Subject to adjustment from time to time
          ---------------------------
as provided in Section 11.1 hereof, the maximum number of shares of Common Stock which shall be available for issuance under the Plan shall not exceed in the aggregate the greater of 250,000 shares of the Common Stock or 15 percent of the issued shares of Common Stock as of the first day of the preceding calendar quarter; provided that, if the number of issued shares of Common Stock is increased during any calendar quarter, the maximum number of shares of Common Stock which shall be available for issuance under the Plan shall be increased by 15 percent of such increase.

  4.2.    Limitations.  Subject to adjustment from time to time as provided in
          -----------
Section 11.1 hereof, not more than 250,000 shares of Common Stock may be made subject to Awards under the Plan to any individual in the aggregate in any one fiscal year of the Company, except that the Company may make additional one-time grants of up to 250,000 shares to newly hired individuals, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

  4.3.    Reuse of Shares.  Any shares of Common Stock that have been made
          ---------------
subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of Section
4.2 hereof, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

                                   SECTION 5
                                  Eligibility

  Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisers and independent contractors who provide services to the Company and its Subsidiaries.

                                   SECTION 6
                                     Awards

  6.1.    Form and Grant of Options.  The Plan Administrator shall have the
          -------------------------
authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may consist of Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Options may be granted singly or in combination.

  6.2.    Acquired Company Awards.  Notwithstanding anything in the Plan to the
          -----------------------
contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Holders.

                                   SECTION 7
                               Awards of Options

  7.1.    Grant of Options.  The Plan Administrator is authorized under the
          ----------------
Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

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  7.2.    Option Exercise Price.  The exercise price for shares purchased under
          ---------------------
an Option shall be as determined by the Plan Administrator, but shall not be less than 100 percent of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 100 percent of the Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options.

  7.3.    Term of Options.  The term of each Option shall be as established by
          ---------------
the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

  7.4.    Exercise of Options.  The Plan Administrator shall establish and set
          -------------------
forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Holder's Continuous Employment or Service
      With the Company or Its Subsidiaries                       Percent of Total Option
            From the Option Grant Date                        That is Vested and Exercisable
            --------------------------                        ------------------------------
                  After 1 year                                              25%
                  After 2 years                                             50%
                  After 3 years                                             75%
                  After 4 years                                            100%

  To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5 hereof. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

  7.5.    Payment of Exercise Price.  The exercise price for shares purchased
          -------------------------
under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and/or one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price, or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (x) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, and (y) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by such other consideration as the Plan Administrator may permit.

  7.6.    Post-Termination Exercises.  The Plan Administrator shall establish
          --------------------------
and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

  In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only
(a) within one year if the termination of the Holder's employment or services is coincident with Retirement, Early Retirement at the Company's request or Disability, or (b) within three months after the date the Holder ceases to be an employee, director, officer, consultant, agent, adviser or independent contractor of the Company or a Subsidiary if termination of the Holder's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 10 hereof at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not exercisable on the date of termination of the Holder's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

  A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

                                   SECTION 8
                       Incentive Stock Option Limitations

  To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

  8.1.    Dollar Limitation.  To the extent the aggregate Fair Market Value
          -----------------
(determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Holder holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

  8.2.    10 Percent Shareholders.  If an individual owns more than 10 percent
          -----------------------
of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110 percent of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10 percent ownership shall be made in accordance with Section 422 of the Code.

  8.3.    Eligible Employees.  Individuals who are not employees of the Company
          ------------------
or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

  8.4.    Term.  The term of an Incentive Stock Option shall not exceed 10
          ----
years.

  8.5.    Exercisability.  To qualify for Incentive Stock Option tax treatment,
          --------------
an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Holder's reemployment rights are guaranteed by statute or contract. For purposes of this Section 8.5, "total

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

disability" shall mean a mental or physical impairment of the Holder that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Holder to be unable, in the opinion of the Company and two independent physicians, to perform his duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

  8.6.    Taxation of Incentive Stock Options.  In order to obtain certain tax
          -----------------------------------
benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require a Holder to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

                                   SECTION 9
                                  Stock Awards

  9.1.    Grant of Stock Awards.  The Plan Administrator is authorized to make
          ---------------------
Awards of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to profits, profit growth, profit-related return ratios, cash flow or total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services.

  9.2.    Issuance of Shares.  Upon the satisfaction of any terms, conditions
          ------------------
and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

  9.3.    Waiver of Restrictions.  Notwithstanding any other provisions of the
          ----------------------
Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

                                   SECTION 10
                                 Assignability

  No Option or Stock Award granted under the Plan may be assigned, pledged or transferred by the Holder other than by will or by the applicable laws of descent and distribution, and, during the Holder's lifetime, such Awards may be exercised only by the Holder or a permitted assignee or transferee of the Holder (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder to designate a beneficiary who may exercise the Award after the Holder's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

                                   SECTION 11
                                  Adjustments

  11.1.   Adjustment of Shares.  In the event that, at any time or from time to
          --------------------
time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (x) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1 hereof, (y) the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Section 4.2 hereof, and (z) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Corporate Transaction shall not be governed by this Section 11.1 but shall be governed by Section 11.2 hereof.

  11.2.   Corporate Transaction.
          ---------------------

     (a) Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100 percent vested and exercisable.

     (b) Such Award shall not so accelerate, however, if and to the extent that such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event that the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Successor Corporation for Cause or by the Holder's voluntarily without Good Reason.

     (c) All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

     (d) The acceleration will not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment.

  11.3.   Further Adjustment of Options.  Subject to Section 11.2 hereof, the
          -----------------------------
Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

  11.4.   Limitations.  The grant of Awards will in no way affect the Company's
          -----------
right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  SECTION 12
                                  Withholding

  The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Holder an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.

                                   SECTION 13
                       Amendment and Termination of Plan

  13.1.   Amendment of Plan.  The Plan may be amended only by the Board in such
          -----------------
respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan or that may be issued as Stock Awards, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.

  13.2.   Termination Plan.  The Board may suspend or terminate the Plan at any
          ----------------
time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board and approval by the shareholders.

  13.3.   Consent of Holder.  The amendment or termination of the Plan shall
          -----------------
not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

                                   SECTION 14
                                    General

  14.1.   Award Agreements.  Awards granted under the Plan shall be evidenced by
          ----------------
a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

  14.2.   Continued Employment or Services; Rights in Awards.  None of the Plan,
          --------------------------------------------------
participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of any person.

  14.3.   Registration.  The Company shall be under no obligation to any Holder
          ------------
to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

  Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an

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

exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

  14.4.   No Rights as a Shareholder.  No Option shall entitle the Holder to any
          --------------------------
dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

  14.5.   Compliance With Laws and Regulations.  Notwithstanding anything in the
          ------------------------------------
Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Holders. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

  14.6.   No Trust or Fund.  The Plan is intended to constitute an "unfunded"
          ----------------
plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Holder, and no Holder shall have any rights that are greater than those of a general unsecured creditor of the Company.

  14.7.   Severability.  If any provision of the Plan or any Award is determined
          ------------
to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                                   SECTION 15
                                 Effective Date

  The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.

  Adopted by the Board of Directors on May 7, 1999, and approved by the Company's shareholders on May 7, 1999.



                                              /s/ Partick E. Tolle
                                              -------------------------------
                                              PATRICK E. TOLLE, Secretary

                    PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS



   Date of
  Adoption/
 Amendment/                                             Date of Shareholder
 Adjustment        Section      Effect of Amendment            Approval
 -------------  --------------  -------------------      -------------------
 May 7, 1999     Plan Adopted                                May 7, 1999

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